LanzaTech Appoints TechnipFMC’s Former Executive Chairman Thierry Pilenko to Board of Directors Pilenko’s four decades of energy and infrastructure expertise adds operational leadership depth as LanzaTech continues global deployment and scaling of its carbon management solution CHICAGO, November 25, 2024 – LanzaTech Global, Inc. (NASDAQ: LNZA) (“LanzaTech” or the “Company”), the carbon recycling company transforming above-ground carbon into sustainable fuels, chemicals, materials, and protein, today announced the appointment of Thierry Pilenko, former Executive Chairman of TechnipFMC plc (“TechnipFMC”), to its Board of Directors. With more than 40 years of experience in the energy and industrial sectors, Pilenko brings invaluable expertise and leadership related to large-scale infrastructure development, technology deployment, and profitable growth. Pilenko’s extensive experience and industry acumen are expected to provide valuable guidance as LanzaTech advances the commercial deployment of its technology and accelerates its timeline to profitability. “We are thrilled to welcome Thierry to our Board of Directors,” said LanzaTech Chair and CEO Dr. Jennifer Holmgren. “His proven track record of deploying innovative technologies and driving large-scale infrastructure projects will bring key insights as we execute LanzaTech’s ambitious growth strategy. Thierry spent the first 20 years of his career with Schlumberger Limited, deploying technologies on five continents. He then continued on to become a seasoned public company executive who successfully led TechnipFMC, Technip, and Veritas DGC. Throughout his exceptional career, Thierry developed a deep understanding of the global industrial landscape and the evolving competitive dynamics of the energy industry and the energy transition. Thierry’s operational leadership in global, complex and capital-intensive industries is central to advancing our mission to provide resilient, reliable technology that advances above-ground carbon recycling and produces commercial-scale ethanol that can be used in a wide range of applications, including sustainable aviation fuel.” During his tenure as Executive Chairman of TechnipFMC, and Chairman and CEO of Technip, Thierry led a large global team delivering energy solutions across 45 countries and was pivotal in overseeing Technip’s transformation and merger with FMC Technologies. This merger demonstrated the power of integration to significantly reduce costs and improve economics of large-scale projects while reducing corporate overhead costs. Under Pilenko’s leadership, Technip successfully executed landmark projects such as Shell’s $12 billion Prelude floating LNG facility and the $20+ billion Yamal LNG project. “It is an honor to join LanzaTech’s Board of Directors and contribute to the company’s pioneering and commercially proven carbon management solution,” said Pilenko. “Having spent my career in the energy sector, I understand the critical importance of deploying replicable technology solutions and know first-hand what it takes to successfully put steel in the ground and achieve desired returns. LanzaTech’s innovative approach to carbon reuse offers a unique and proven solution that will have a substantial impact on the energy transition. I am deeply committed to advancing these technologies and ensuring their widespread adoption for a more sustainable future.” In addition to joining LanzaTech’s Board, Pilenko currently serves on the boards of Arkema, a leading specialty materials company, and Trident Energy, an oil and gas production company. He is also the Board Chair of Rely, a green hydrogen-focused joint venture, and a co-founder of P6 Technologies, a SaaS platform for carbon lifecycle analysis. The appointment of Pilenko as an independent director increases LanzaTech’s board of directors to seven members, filling a previously vacant seat and further strengthening the Company’s corporate governance. About LanzaTech LanzaTech Global, Inc. (NASDAQ: LNZA) is the carbon recycling company transforming waste carbon into sustainable fuels, chemicals, materials, and protein for everyday products. Using its biorecycling technology, LanzaTech captures carbon generated by energy-intensive industries at the source, preventing it from being emitted into the air. LanzaTech then gives that captured carbon a new life as a clean replacement for virgin fossil carbon in everything from household cleaners and clothing fibers to packaging and fuels. By partnering with companies across the global supply chain like ArcelorMittal, Coty, Craghoppers, REI, and LanzaJet, LanzaTech is paving the way for a circular carbon economy. For more information about LanzaTech, visit https://lanzatech.com. Forward Looking Statements This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs, assumptions, projections and conclusions of LanzaTech’s management. Forward-looking statements are inherently subject to risks, uncertainties and assumptions, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are not guarantees of future performance, conditions or results, and you should not rely on forward-looking statements. Generally, statements that are not historical facts, including those concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward- looking statements include, among others, the following: timing delays in the advancement of projects to the final investment decision stage or into construction; failure by customers to adopt new technologies and platforms; fluctuations in the availability and cost of feedstocks and other process inputs; the availability and continuation of government funding and support; broader economic conditions, including inflation, interest rates, supply chain disruptions, employment conditions, and competitive pressures; unforeseen technical, regulatory, or commercial challenges in scaling proprietary technologies, business functions or operational disruptions; and other economic, business, or competitive factors, and other risks and uncertainties, including the risk factors and other information contained in LanzaTech’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, as well as other existing and future filings with the U.S. Securities and Exchange Commission. Any forward-looking statement herein is based only on information currently available to LanzaTech and speaks only as of the date on which it is made. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Investor Relations Kate Walsh VP, Investor Relations & Tax Investor.Relations@lanzatech.com Media Relations Kit McDonnell Director of Communications press@lanzatech.com